GOLDMAN SACHS TRUST

Goldman Sachs Select Satellite Funds

Class A, Class B, Class C, Institutional, Service, Class IR and Class R Shares of the

Goldman Sachs Real Estate Securities Fund

(the “Fund”)

Supplement dated October 26, 2010 to the
Prospectus dated April 30, 2010 (the “Prospectus”)

Effective immediately, the following replaces in its entirety the “Portfolio Managers” sub-section of the “Goldman Sachs Real Estate Securities Fund—Summary—Portfolio Management” section of the Prospectus:

Portfolio Managers: James Otness, CFA, Managing Director, has managed the Fund since 2009; Nora Creedon, Vice President, has managed the Fund since 2010; and Timothy Ryan, CFA, Vice President, has managed the Fund since 2010.

Effectively immediately, the following replaces in its entirety the “Service Providers—Fund Managers—Real Estate Securities Team” section of the Prospectus to the extent it relates to the Fund:

Real Estate Securities Team
The Real Estate Securities portfolio management team includes individuals with backgrounds in:

■	Equity investing
■	Real estate capital markets
■	Fundamental real estate acquisition, development and operations

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
James Otness, CFA Managing Director	Portfolio Manager— Real Estate Securities	Since 2009	Mr. Otness joined the Investment Adviser as a portfolio manager for the Value team in May 2000. From 1998 to 2000 he headed Dolphin Asset Management. His previous experience includes 28 years at JPMorgan where he covered REITs through his management of small cap funds.

Nora Creedon Vice President	Portfolio Manager— Real Estate Securities	Since 2010	Ms. Creedon joined the Investment Adviser in 2010. Prior to joining the Investment Adviser, Ms. Creedon worked at Fortress Investment Group from 2007-2010. She was a portfolio manager and research analyst at Fidelity Investments from 2004-2007.

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Timothy Ryan, CFA Vice President	Portfolio Manager— Real Estate Securities	Since 2010	Mr. Ryan joined the Investment Adviser in 2010. Prior to joining the Investment Adviser, Mr. Ryan was a portfolio manager at Oppenheimer Funds since June of 2004 covering the financial services sector.

James Otness, Nora Creedon and Timothy Ryan are co-portfolio managers of the Real Estate Securities Fund. The co-portfolio managers are responsible for the day-to-day investment decisions and final buy/sell decisions of the Real Estate Securities Fund. The portfolio managers are supported by research analysts and the broader fundamental equity team.

This Supplement should be retained with your Prospectus for future reference.

RELESTPMSTK 10-10